Exhibit 10.1

AMENDMENT NO. 1

Dated as of July 28, 2011

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of November 24, 2009, as amended and restated as of February 2, 2011

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of July 28, 2011 by and among Inergy, L.P. (the “Borrower”), the financial institutions listed on the signature pages hereof (collectively with the New Revolving Lenders defined below, the “Lenders”), each lender under the Credit Agreement (as defined below) that executes and delivers to the Administrative Agent a Departing Lender Signature Page (as defined below) (collectively, the “Departing Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of November 24, 2009, as amended and restated as of February 2, 2011, by and among the Borrower, the lenders party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, certain financial institutions (the “New Revolving Lenders”) identified on the signature pages hereof as New Lenders have agreed to enter into the Credit Agreement as new Lenders;

WHEREAS, the Borrower, the Lenders party hereto, the Departing Lenders and the Administrative Agent have agreed (i) to amend the Credit Agreement and (ii) that each Departing Lender shall cease to be a party to the Credit Agreement as evidenced by its execution and delivery of its signature page to this Amendment on which it is indicated that the Departing Lender executing the same shall cease to be a party to the Credit Agreement on the date hereof (each such signature page, a “Departing Lender Signature Page”);

WHEREAS, the parties hereto have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to enter into this Amendment.

2. Amendments to the Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) The definition of “Aggregate Revolving Commitment” appearing in Section 1.01 of the Credit Agreement is amended to (i) delete the phrase “Restatement Effective Date” appearing therein and to replace such phrase with the phrase “Amendment No. 1 Effective Date” and (ii) delete the phrase “Five Hundred Twenty-Five Million Dollars ($525,000,000)” appearing therein and to replace such phrase with the phrase “Seven Hundred Million Dollars ($700,000,000)”.

(b) The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is amended to delete the table appearing therein and to replace such table with the following tables:

Pricing Level:	Total Leverage Ratio:	Revolving Commitment Fee:	ABR Spread for Revolving Loans:	Eurodollar Spread for Revolving Loans:

Level I	≤ 3.00 to 1.00	0.30%	0.75%	1.75%

Level II	> 3.00 to 1.00 but ≤ 3.50 to 1.00	0.375%	1.00%	2.00%

Level III	> 3.50 to 1.00 but ≤ 4.00 to 1.00	0.375%	1.25%	2.25%

Level IV	> 4.00 to 1.00 but ≤ 4.50 to 1.00	0.375%	1.50%	2.50%

Level V	> 4.50 to 1.00 but ≤ 5.00 to 1.00	0.50%	1.75%	2.75%

Level VI	> 5.00 to 1.00	0.50%	2.00%	3.00%

Pricing Level:	Total Leverage Ratio:	Term Commitment Fee:	ABR Spread for Term Loans:	Eurodollar Spread for Term Loans:

Level I	≤ 3.00 to 1.00	0.50%	1.00%	2.00%

Level II	> 3.00 to 1.00 but ≤ 3.50 to 1.00	0.50%	1.25%	2.25%

Level III	> 3.50 to 1.00 but ≤ 4.00 to 1.00	0.50%	1.50%	2.50%

Level IV	> 4.00 to 1.00 but ≤ 4.50 to 1.00	0.50%	2.00%	3.00%

Level V	> 4.50 to 1.00	0.50%	2.25%	3.25%

(c) Clause (iv) of the definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

(iv) notwithstanding the foregoing, and solely with respect to Revolving Loans and revolving commitment fees, Pricing Level IV shall be deemed to be applicable until the Administrative Agent’s receipt of the applicable Financials for the Borrower’s first fiscal quarter ending after the Amendment No. 1 Effective Date and adjustments to the Pricing Level then in effect shall thereafter be effected in accordance with the preceding paragraphs.

(d) The definition of “Commitment” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “Restatement Effective Date” appearing therein and to replace such phrase with the phrase “Amendment No. 1 Effective Date”.

(e) The definition of “General Partnership Commitment” appearing in Section 1.01 of the Credit Agreement is amended to (i) delete the phrase “Restatement Effective Date” appearing therein and to replace such phrase with the phrase “Amendment No. 1 Effective Date” and (ii) delete the phrase “Four Hundred Fifty Million Dollars ($450,000,000)” appearing therein and to replace such phrase with the phrase “Seven Hundred Million Dollars ($700,000,000)”.

(f) The definition of “Material Project” appearing in Section 1.01 of the Credit Agreement is amended to (i) delete the word “and” appearing immediately before clause (iv) thereof and to replace such word with a comma and (ii) add the following as a new clause (v) thereof:

and (v) the construction or expansion of any other capital project of the Borrower, the aggregate capital cost of which (inclusive of capital costs expended prior to the acquisition thereof) is reasonably expected by Borrower to exceed, or exceeds, $20,000,000.

(g) Clause (5) of the definition of “Permitted Debt” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “Original Effective Date” appearing therein and to replace such reference with “Amendment No. 1 Effective Date”.

(h) The definition of “Required Total Leverage Ratio” appearing in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Required Total Leverage Ratio” means, for any fiscal quarter, 5.25 to 1.00.

(i) The definition of “Revolving Credit Maturity Date” appearing in Section 1.01 of the Credit Agreement is amended to delete the date “November 22, 2013” appearing therein and to replace such date with the date “July 28, 2016”.

(j) The definitions of “Senior Secured Leverage Ratio” and “Total Leverage Ratio” appearing in Section 1.01 of the Credit Agreement are each amended to delete the phrases “Working Capital Loans,” and “if the Borrower is in compliance with Section 2.11(b)(ii)” appearing in the final sentence thereof.

(k) The definition of “Working Capital Commitment” appearing in Section 1.01 of the Credit Agreement is amended to (i) delete the phrase “Restatement Effective Date” appearing therein and to replace such phrase with the phrase “Amendment No. 1 Effective Date” and (ii) delete the phrase “Seventy-Five Million Dollars ($75,000,000)” appearing therein and to replace such phrase with the phrase “Zero Dollars ($0.00)”.

(l) Section 1.01 of the Credit Agreement is amended to (i) delete in its entirety the definition of “Cleandown Period” appearing therein and (ii) add the following definitions thereto in appropriate alphabetical order and, where applicable, to replace the corresponding previously existing definition:

“2015 Senior Notes” means the 8.75% Senior Notes due March 1, 2015 issued by the Borrower and Inergy Finance pursuant to that certain Indenture dated as of February 2, 2009 among the Borrower and Inergy Finance, as issuers, certain subsidiaries of the Borrower party thereto as guarantors and U.S. Bank National Association, as trustee.

“Amendment No. 1 Effective Date” means July 28, 2011.

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to the Administrative Agent, any Issuing Bank or any other Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or the Administrative Agent, any Issuing Bank or any other Lender in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by the Administrative Agent, any Issuing Bank or any other Lender, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Issuing Bank’s or such other Lender’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of a Bankruptcy Event.

“Mortgage Requirement” means the requirement that the Credit Parties shall have granted to the Administrative Agent a perfected Lien on at least seventy-five percent (75%) of the aggregate book value of all Fee Owned Real Property (excluding any Fee Owned Real Property located in the State of New York), as determined by the Administrative Agent in its reasonable discretion.

“Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

(m) The final sentence of Section 1.04 of the Credit Agreement is amended and restated to read as follows:

Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any of its Subsidiaries at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.

(n) Sections 2.05 and 2.06 of the Credit Agreement are amended to delete each reference to “Working Capital” appearing therein and to replace each such reference with “General Partnership”.

(o) Clause (b) of Section 2.06 of the Credit Agreement is amended to delete the clause “(i) the LC Exposure shall not exceed the total Working Capital Commitments,” appearing therein and to replace such clause with the clause “(i) the LC Exposure shall not exceed $150,000,000,”.

(p) Clause (b)(i) of Section 2.11 of the Credit Agreement is amended and restated in its entirety to read as follows:

(i) Excess Loans. If at any time the outstanding principal amount of (1) the General Partnership Loans, plus (2) the Swingline Loans, plus (3) the LC Exposure exceeds the sum of the General Partnership Commitments, then the Borrower shall in each case repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the relevant Lenders, or the General Partnership Loans in an amount equal to such excess; it being understood and agreed that, after repayment of the General Partnership Loans, any such remaining excess shall be applied as cash collateral in respect of the then outstanding LC Exposure in a comparable manner to that specified in Section 2.06(j). Each such prepayment shall be accompanied by (x) accrued interest to the extent required by Section 2.13 and (y) any amount required to be paid pursuant to Section 2.16.

(q) Clause (b)(ii) of Section 2.11 of the Credit Agreement is amended and restated in its entirety to read as “[Intentionally Omitted.]”.

(r) Section 2.21 of the Credit Agreement is amended to amend and restate in their entirety clauses (c) and (d) thereof to read as follows:

(c) if any Swingline Exposure or LC Exposure exists at the time a Lender becomes a Defaulting Lender then:

(i) so long as no Default has occurred and is continuing: all or any part of the Swingline Exposure and LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent the sum of all non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s Swingline Exposure and LC Exposure does not exceed the total of all non-Defaulting Lenders’ Revolving Commitments;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one (1) Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding;

(iii) if the Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;

(iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.12(a) and Section 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and

(v) if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and

(d) so long as any Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.21(c), and participating interests in any such newly made Swingline Loan or any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.21(c)(i) (and such Defaulting Lender shall not participate therein).

(s) Section 2.21 of the Credit Agreement is amended to amend and restate the final paragraph thereof in its entirety to read as follows:

If (i) a Bankruptcy Event with respect to a Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender or any Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan and not Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or the relevant Issuing Bank, as the case may be, shall have entered into arrangements with the Borrower or such Lender, satisfactory to the Swingline Lender or the relevant Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder.

In the event that the Administrative Agent, the Borrower, each Issuing Bank and the Swingline Lender each agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.

(t) Clause (a) of Section 3.05 of the Credit Agreement is amended to delete the third sentence thereof in its entirety.

(u) Section 5.08 of the Credit Agreement is amended to (i) change clause (v) thereof to a new clause (vi) thereof and (ii) add “(v) refinance the indebtedness under the 2015 Senior Notes” as a new clause (v) thereof.

(v) Clause (a) of Section 5.10 of the Credit Agreement is amended to (i) amend and restate clause (5) thereof in its entirety and (ii) add a new clause (6) thereto, in each case to read as follows:

; (5) no Mortgages shall be required hereunder to the extent the Borrower is in compliance with the Mortgage Requirement; and (6) no vehicle titles shall be required hereunder

(w) Clause (b) of Section 6.03 and clause (a) of Section 6.04 of the Credit Agreement are amended to delete the amount “$10,000,000” appearing therein and to replace each such amount with the amount “$20,000,000”.

(x) Section 6.10 of the Credit Agreement is amended to delete the amount “$40,000,000” appearing therein and to replace such amount with the amount “$50,000,000”.

(y) Clause (b) of Section 6.12 of the Credit Agreement is amended to delete the ratio “3.0 to 1.0” appearing therein and to replace such ratio with the ratio “3.5 to 1.0”.

(z) Clause (c) of Section 6.12 of the Credit Agreement is amended to delete the ratio “2.50 to 1.0” appearing therein and to replace such ratio with the ratio “2.5 to 1.0”.

(aa) Section 6.13 of the Credit Agreement is amended to add the proviso “; provided that the foregoing limitation shall not apply to any refinancing of the indebtedness under the 2015 Senior Notes permitted under Section 5.08” to the end of the first sentence thereof.

(bb) Schedule 2.01 to the Credit Agreement is deleted in its entirety and replaced with Schedule 2.01 hereto.

(cc) Schedule 6.01 to the Credit Agreement is deleted in its entirety and replaced with Schedule 6.01 hereto.

(dd) Each New Revolving Lender is deemed to be a Revolving Lender for all purposes under the Loan Documents.

3. Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the conditions precedent that:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Revolving Lenders (including the New Revolving Lenders), the Departing Lenders, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

(b) The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower and each Subsidiary Guarantor (collectively, the “Credit Parties”)

certifying (i) that there have been no changes in the Articles or Certificate of Incorporation, Certificate of Formation or other charter document of such Credit Party, as attached thereto and as certified as of a recent date by the secretary of state (or the equivalent thereof) of its jurisdiction of organization, if applicable, since the date of the certification thereof by such secretary of state (or equivalent thereof), if applicable, (ii) the By-Laws, Operating Agreement, or other applicable organizational document, as attached thereto, of such Credit Party as in effect on the date of such certification, (iii) resolutions of the Board of Directors, Board of Managers, or other governing body of such Credit Party authorizing the execution, delivery and performance of each Credit Document to which it is a party, including the Credit Agreement as amended by this Amendment, (iv) the names and true signatures of the incumbent officers of such Credit Party authorized to sign the Credit Documents to which it is a party, and, in the case of the each of the Borrower, authorized to request borrowings under the Credit Agreement (as amended by this Amendment) and (v) Good Standing Certificates (or the equivalent thereof) for each Credit Party from its respective jurisdiction of organization.

(c) The Administrative Agent shall have received such instruments and documents as the Administrative Agents shall reasonably requested, including a written opinion of the Borrower’s counsel, Vinson & Elkins LLP, addressed to the Lenders covering such matters relating to the Borrower and the Subsidiary Guarantors, the Loan Documents or the transactions contemplated thereby as the Administrative Agent shall request, which opinion the Borrower hereby requests such counsel to deliver.

(d) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 1 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees and expenses of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Amendment.

4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(b) The representations and warranties of the Borrower set forth in the Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) Upon the effectiveness hereof, (i) the Administrative Agent shall make such reallocations, sales, assignments or other relevant actions in respect of each Lender’s Revolving Credit Exposure under the Credit Agreement as are necessary in order that each such Lender’s Revolving Credit Exposure and outstanding Revolving Loans under the Credit Agreement reflects such Revolving Lender’s Applicable Percentage of the aggregate outstanding Revolving Credit Exposure on the Amendment No. 1 Effective Date, (ii) all “Revolving Loans” as defined in, and outstanding under, the Credit Agreement on the Amendment No. 1 Effective Date of each Departing Lender shall be repaid in full (accompanied by any accrued and unpaid interest and fees thereon), each Departing Lender’s “Revolving Commitment” under the Credit Agreement shall be terminated and each Departing Lender shall not be a Lender under the Credit Agreement (as amended hereby) and (iii) the Borrower hereby agrees to compensate each Lender (including each Departing Lender) for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurodollar Loans and such reallocation described above, in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

(e) The Borrower will, and will cause each Subsidiary Guarantor to, deliver amendments, restatements or supplements to the Mortgages reasonably required by the Administrative Agent to reflect the amendments and transactions contemplated by this Amendment; provided, that no such amendments, restatements or supplements to the Mortgages are required to be delivered hereunder until sixty (60) days after the Amendment No. 1 Effective Date (or such later date as the Administrative Agent may agree in the exercise of its reasonable discretion with respect thereto).

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

INERGY, L.P., as the Borrower By: INERGY GP, LLC, its managing general partner

By
Name:
Title:

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement

Inergy, L.P.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:
Name:
Title:

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

By
Name:
Title:

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of New Revolving Lender:

By
Name:
Title:

For any New Revolving Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement

Inergy, L.P.

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 1 Effective Date, it is no longer a party to the Credit Agreement. Name of Departing Lender:

By
Name:
Title:

For any Departing Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement

Inergy, L.P.

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Amended and Restated Credit Agreement dated as of November 24, 2009, as amended and restated as of February 2, 2011 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Inergy, L.P., the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of July 28, 2011 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: July 28, 2011

[Signature Page Follows]

ARLINGTON STORAGE COMPANY, LLC	FINGER LAKES LPG STORAGE, LLC

By:	By:
Name:	Name:
Title:	Title:

INERGY GAS MARKETING, LLC	INERGY PROPANE, LLC

By:	By:
Name:	Name:
Title:	Title:

INERGY STORAGE, INC.	L & L TRANSPORTATION, LLC

By:	By:
Name:	Name:
Title:	Title:

US SALT, LLC	INERGY TRANSPORTATION, LLC

By:	By:
Name:	Name:
Title:	Title:

STELLAR PROPANE SERVICE, LLC	LIBERTY PROPANE OPERATIONS, LLC

By:	By:
Name:	Name:
Title:	Title:

Signature Page to Consent and Reaffirmation to Amendment No. 1 to

Amended and Restated Credit Agreement

Inergy, L.P.

INERGY FINANCE CORP.	INERGY MIDSTREAM, LLC

By:	By:
Name:	Name:
Title:	Title:

INERGY SALES & SERVICE, INC.	CENTRAL NEW YORK OIL AND GAS COMPANY, L.L.C.

By:	By:
Name:	Name:
Title:	Title:

LIBERTY PROPANE, L.P.	LIBERTY PROPANE GP, LLC

By:	By:
Name:	Name:
Title:	Title:

INERGY PARTNERS, LLC	TRES PALACIOS GAS STORAGE, LLC

By:	By:
Name:	Name:
Title:	Title:

IPCH ACQUISITION CORP.	INERGY PIPELINE EAST, LLC

By:	By:
Name:	Name:
Title:	Title:

Signature Page to Consent and Reaffirmation to Amendment No. 1 to

Amended and Restated Credit Agreement

Inergy, L.P.

SCHEDULE 2.01

COMMITMENTS

LENDER	GENERAL PARTNERSHIP COMMITMENT	WORKING CAPITAL COMMITMENT	AGGREGATE REVOLVING COMMITMENT

JPMORGAN CHASE BANK, N.A.	$55,000,000	$0	$55,000,000
BANK OF AMERICA, N.A.	$50,000,000	$0	$50,000,000
WELLS FARGO BANK, N.A.	$50,000,000	$0	$50,000,000
BARCLAYS BANK PLC	$40,000,000	$0	$40,000,000
CREDIT SUISSE, CAYMAN ISLANDS BRANCH	$40,000,000	$0	$40,000,000
MORGAN STANLEY BANK, N.A.	$40,000,000	$0	$40,000,000
SUNTRUST BANK	$40,000,000	$0	$40,000,000
CITIBANK, N.A.	$40,000,000	$0	$40,000,000
FIFTH THIRD BANK	$30,000,000	$0	$30,000,000
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$30,000,000	$0	$30,000,000
COMERICA BANK	$30,000,000	$0	$30,000,000
ROYAL BANK OF CANADA	$30,000,000	$0	$30,000,000
ROYAL BANK OF SCOTLAND PLC	$30,000,000	$0	$30,000,000
PNC BANK, NATIONAL ASSOCIATION	$30,000,000	$0	$30,000,000
BOKF, NA	$30,000,000	$0	$30,000,000
RAYMOND JAMES BANK, FSB	$25,000,000	$0	$25,000,000
BRANCH BANKING & TRUST COMPANY	$25,000,000	$0	$25,000,000
THE PRIVATEBANK AND TRUST COMPANY	$25,000,000	$0	$25,000,000
U.S. BANK NATIONAL ASSOCIATION	$25,000,000	$0	$25,000,000
BANK MIDWEST, N.A.	$20,000,000	$0	$20,000,000
COMMERCE BANK	$15,000,000	$0	$15,000,000

TOTAL	$700,000,000	$0	$700,000.000

SCHEDULE 6.01

EXISTING DEBT